UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2022

Riverview Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-40716	86-1972481
(State or other jurisdiction incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

700 Colonial Road, Suite 101
Memphis, TN 38117
(Address of principal executive offices - zip code)

(901) 767-5576
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	RVACU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.001 per share	RVAC	The Nasdaq Stock Market LLC

Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at a price of $11.50 per share	RVACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☒	Emerging growth company.
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events

As previously announced, on April 4, 2022, Riverview Acquisition Corp. (“Riverview” or “the Company”), Westrock Coffee Holdings, LLC (“Westrock”), Origin Merger Sub I, Inc. (“Merger Sub I”), and Origin Merger Sub II, LLC (“Merger Sub II,” together with Merger Sub I, the “Merger Subs”), entered into a Transaction Agreement (the “Transaction Agreement”), pursuant to which Merger Sub I will merge with and into Riverview (the “SPAC Merger”), with Riverview surviving the SPAC Merger (the “SPAC Merger Surviving Company”) as a wholly owned subsidiary of Westrock, and following the SPAC Merger, the SPAC Merger Surviving Company will merge with and into Merger Sub II (the “LLC Merger,” and together with the SPAC Merger, the “Mergers”) with Merger Sub II surviving the LLC Merger as a wholly-owned subsidiary of Westrock. Riverview filed with the Securities and Exchange Commission (“SEC”) on August 5, 2022 its definitive proxy statement relating to the special meeting of its stockholders to approve the transactions contemplated by the Transaction Agreement (the “Proxy Statement”).

As previously reported in the Proxy Statement, concurrently with the execution of the Transaction Agreement, Riverview entered into Subscription Agreements (the “Riverview Subscription Agreements”) with certain investors (collectively, the “PIPE Investors”), pursuant to which 31 PIPE Investors agreed to subscribe for and purchase, and Riverview agreed to issue and sell to such PIPE Investors, prior to and substantially concurrently with the closing of the Mergers, an aggregate of 22,150,000 shares of Class A Common Stock, par value $0.001, of Riverview (the “Riverview Class A Shares”), at a purchase price of $10.00 per share, for aggregate gross proceeds of $221,500,000 (the “Riverview PIPE Financing”). The Riverview Subscription Agreements provide, subject to customary conditions, that if the subscriber holds any Riverview Class A Shares acquired after the date of the applicable Riverview Subscription Agreement and does not exercise any redemption rights with respect thereto (such shares, the “Offset Shares”), then the applicable PIPE Investor may elect to reduce the number of Riverview Class A Shares that such PIPE Investor is required to purchase in the Riverview PIPE Financing by the number of such Offset Shares. The Riverview Class A Shares to be issued pursuant to the Riverview Subscription Agreements have not been registered under the Securities Act of 1933, as amended, in reliance upon the exemption provided in Section 4(a)(2) thereof. Each Riverview Class A Share issued in the Riverview PIPE Financing will be automatically canceled and extinguished and converted into one share of common stock of Westrock, par value $0.01 per share (the “Westrock Common Shares”) in the SPAC Merger. PIPE Investors are permitted under the Riverview Subscription Agreements to satisfy their commitments thereunder by purchasing Offset Shares through the purchase of Riverview Class A Shares on the public market, subject to customary restrictions set forth therein.

As of August 23, 2022, PIPE Investors have acquired and hold a total of 2,010,000 Riverview Class A Shares, in the open market, which they certify have been purchased after April 4, 2022 at purchase prices per share ranging from $9.99 to $10.04, inclusive.  In accordance with the aforementioned offset provision provided in the Riverview Subscription Agreements, the aggregate gross proceeds with respect to the PIPE Investors will be reduced by $20,100,000 to an aggregate net proceeds of $201,400,000.  The PIPE Investors have waived their right to redeem such Riverview Class A Shares and may not cast votes with respect to such Riverview Class A Shares at Riverview’s Special Meeting of Stockholders on August 25, 2022.  Riverview does not believe that the waiver of voting rights by such PIPE Investors will materially impact the likelihood that the Mergers will be approved at such meeting.

As of August 23, 2022, Riverview has received elections to redeem approximately 73.5% of its outstanding Riverview Class A Shares, which would leave approximately $66.0 million in the Riverview’s trust account. After the redemptions and prior to payment of transaction expenses, Westrock expects to receive approximately $295.9 million in gross proceeds at the time of the Mergers, which includes $201.4 million in expected gross proceeds from the issuance of equity in the Riverview PIPE Financing, $66.0 million from the distribution of Riverview’s trust account and $28.5 million (including via contribution of notes) from the concurrent sale of an aggregate of 2,850,000 Westrock Common Shares, at a purchase price of $10.00 per share.

Forward-Looking Statements:

This current report includes forward-looking statements as defined under U.S. federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and statements regarding, but not limited to, our expectations, hopes, beliefs, intention or strategies regarding the future. In addition, any statements that refer to projections, forecasts, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following:

•	the occurrence of any event, change or other circumstances that could result in the failure to consummate the Mergers;
•	the outcome of any legal proceedings that may be instituted against Riverview and Westrock regarding the Mergers;
•
the inability to complete the Mergers due to the failure to obtain approval of the stockholders of Riverview or to satisfy other conditions to closing in the definitive agreements with respect to the Mergers;

•	changes to the proposed structure of the Mergers that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Mergers;
•	the ability to meet and maintain Nasdaq’s listing standards following the consummation of the Mergers;
•	the risk that the Mergers disrupts current plans and operations of Westrock as a result of the announcement and consummation of the Mergers;
•	costs related to the Mergers;
•
the projected financial information, anticipated growth rate, profitability and market opportunity of Westrock may not be an indication of the actual results of the Mergers or Westrock’s future results;

•	the combined company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Mergers;
•	changes in applicable laws or regulations;
•	the risk that Westrock’s shares of common stock will be illiquid;
•	the possibility that Westrock may be adversely affected by other economic, business, and/or competitive factors, including risks related to:
o	history of net losses;
o	volatility and increases in the cost of green coffee, tea and other ingredients and packaging, and Westrock’s inability to pass these costs on to customers;
o	Westrock’s inability to secure an adequate supply of key raw materials, including green coffee and tea, or disruption in Westrock’s supply chain;
o	deterioration in general macroeconomic conditions;
o	disruption in operations at any of Westrock’s production and distribution facilities;
o	climate change, which may increase commodity costs, damage Westrock’s facilities and disrupt Westrock’s production capabilities and supply chain;
o	failure to retain key personnel or recruit qualified personnel;
o	risks associated with operating a coffee trading business and a coffee-exporting business;
o	consolidation among Westrock’s distributors and customers or the loss of any key customer;
o	complex and evolving U.S. and international laws and regulations, and noncompliance subjecting Westrock to criminal or civil liability;
o	future acquisitions of businesses, which may divert Westrock’s management’s attention, prove difficult to effectively integrate and fail to achieve their projected benefits;
o	Westrock’s inability to effectively manage the growth and increased complexity of Westrock’s business;
o	Westrock’s inability to maintain or grow market share through continued differentiation of Westrock’s product and competitive pricing;
o	Westrock’s inability to secure the additional capital needed to operate and grow Westrock’s business;

o	future litigation or legal disputes, which could lead Westrock to incur significant liabilities and costs or harm Westrock’s reputation;
o	a material failure, inadequacy or interruption of Westrock’s information technology systems;
o	the unauthorized access, theft, use or destruction of personal, financial or other confidential information relating to Westrock’s customers, suppliers, employees or business;
o	Westrock’s future level of indebtedness, which may reduce funds available for other business purposes and reduce Westrock’s operational flexibility;
o	the credit agreement that Westrock will enter into in connection with the closing of the Mergers will contain financial covenants that may restrict our ability to operate Westrock’s business;
o	Westrock’s inability to complete the construction of its new facility in Conway, Arkansas in time or incurring additional expenses in the process;
o	Westrock’s corporate structure and organization; and
o	Westrock’s being a public company;

•	the possible resurgence of COVID-19 and emergence of new variants of the virus on the foregoing, including Riverview’s and Westrock’s abilities to consummate the Mergers; and
•	other risks, uncertainties and factors set forth in the Proxy Statement, including those set forth under “Risk Factors.”

The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements included in the Proxy Statement and in Riverview’s registration statement on Form S-1 filed in connection with its initial public offering, Riverview’s Annual Report on Form 10-K for the year ended December 31, 2021 and Riverview’s Quarterly Report on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022. If one or more events related to these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may differ materially from what we anticipate. Many of the important factors that will determine these results are beyond our ability to control or predict. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New factors emerge from time to time, and it is not possible for us to predict which will arise. In addition, we cannot assess the impact of each factor on our business or the Mergers or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving Riverview. In connection with the proposed merger, Riverview has filed relevant materials with the SEC, including the Proxy Statement. This communication is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC and send to the Company’s stockholders in connection with the proposed transactions. INVESTORS AND SECURITY HOLDERS OF RIVERVIEW ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders are able to obtain free copies of the Proxy Statement and other documents filed by Riverview with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Riverview with the SEC are available free of charge by contacting Riverview’s proxy solicitation agent at 888-596-1864 or Email: RVAC@allianceadvisors.com.

Riverview and its directors and certain of its executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of Riverview is set forth in its Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March, 30, 2022 and other filings filed with the SEC. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are included in the Proxy Statement, filed August 5, 2022, and other relevant materials filed with the SEC as they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERVIEW ACQUISITION CORP.

Date: August 24, 2022	By:	/s/ William V. Thompson III
	Name:	William V. Thompson III
	Title:	Chief Financial Officer